Exhibit 99.D

NOTE:
     This Schedule details the interest rates, maturity dates and principal amounts outstanding under El Paso’s and its subsidiaries debt obligations. This Schedule does not contain all the information about our outstanding debt that may be important to you. Additional information about our outstanding debt obligations is disclosed in El Paso’s 2007 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q for the three month period ended March 31, 2008, as filed with the Securities and Exchange Commission. The information in this Debt by Issuer Schedule is accurate as of March 31, 2008. Although we may periodically update the information posted to our website, we undertake no obligation to do so.
El Paso Corporation
Debt by Issuer
As of March 31, 2008
($ in MIllions)

	Interest		Maturity	Principal
Description	Rate		Date	3/31/08

El Paso Corporation	6.500%		6/1/2008	137
El Paso Corporation	7.625%		9/1/2008	70
El Paso Corporation	6.375%		2/1/2009	112
El Paso Corporation - 500 MM Euro	7.125%	(1)	5/6/2009	600
El Paso Corporation	6.750%		5/15/2009	413
El Paso Corporation	7.800%		6/14/2010	1
El Paso Corporation	7.750%		6/15/2010	149
El Paso Corporation	10.750%		10/1/2010	33
El Paso Corporation	7.000%		5/15/2011	193
El Paso Corporation	7.625%		7/15/2011	348
El Paso Corporation	9.625%		5/15/2012	49
El Paso Corporation	9.000%		5/30/2012	15
El Paso Corporation	7.875%		6/15/2012	231
El Paso Corporation - Revolver	Variable		11/16/2012	275
El Paso Corporation	7.375%		12/15/2012	131
El Paso Corporation	6.875%		6/15/2014	375
El Paso Corporation	7.000%		6/15/2017	900
El Paso Corporation	7.000%		2/1/2018	82
El Paso Corporation	6.700%		2/15/2027	7
El Paso Corporation	6.950%		6/1/2028	174
El Paso Corporation	8.050%		10/15/2030	288
El Paso Corporation	7.800%		8/1/2031	581
El Paso Corporation	7.750%		1/15/2032	1,035
El Paso Corporation	7.750%		10/15/2035	1
El Paso Corporation	7.420%		2/15/2037	160

Total El Paso Corporation (Holding Company)				$6,360

Colorado Interstate Gas Company	5.950%		3/15/2015	75
Colorado Interstate Gas Company	6.800%		11/15/2015	400
Colorado Interstate Gas Company	6.850%		6/15/2037	100

Total Colorado Interstate Gas Company				$575

El Paso Natural Gas Company	7.625%		8/1/2010	54
El Paso Natural Gas Company	5.950%		4/15/2017	355
El Paso Natural Gas Company	8.625%		1/15/2022	260
El Paso Natural Gas Company	7.500%		11/15/2026	200
El Paso Natural Gas Company	8.375%		6/15/2032	300

Total El Paso Natural Gas Company				$1,169

Southern Natural Gas Company	6.125%		9/15/2008	34
Southern Natural Gas Company	5.900%		4/1/2017	500
Southern Natural Gas Company	7.350%		2/15/2031	300
Southern Natural Gas Company	8.000%		3/1/2032	300

Total Southern Natural Gas Company				$1,134

(1)	EURO coupon rate

El Paso Corporation
Debt by Issuer
As of March 31, 2008
($ in MIllions)

	Interest	Maturity		Principal
Description	Rate	Date		3/31/08

Tennessee Gas Pipeline Company	6.000%	12/15/2011		86
Tennessee Gas Pipeline Company	7.500%	4/1/2017		300
Tennessee Gas Pipeline Company	7.000%	3/15/2027		300
Tennessee Gas Pipeline Company	7.000%	10/15/2028		400
Tennessee Gas Pipeline Company	8.375%	6/15/2032		240
Tennessee Gas Pipeline Company	7.625%	4/1/2037		300

Total Tennessee Gas Pipeline Company				$1,626

El Paso Exploration & Production Company- Revolver	Variable	9/7/2012		750
El Paso Exploration & Production Company	7.750%	6/1/2013		1

Total El Paso Exploration & Production Company				$751

El Paso Tennessee Pipeline Co.	9.000%	11/15/2012		1
El Paso Tennessee Pipeline Co.	7.250%	12/15/2025		23

Total El Paso Tennessee Pipeline Co.				$24

Cheyenne Plains Gas Pipeline Company, LLC	Variable	3/31/2015	*	236

Total Cheyenne Plains Gas Pipeline Company, LLC				$236

MLP Pipeline	Variable	11/21/2012		495

Total MLP Pipeline				$495

Other Financings:
El Paso Energy Capital Trust I	4.750%	3/31/2028		325
Capital Lease Obligations				8
Other				2

Total Other Financings				$335

Unamortized Discounts/Premiums				(46)
Adjustments to Debt due to Fair Value Hedges				29

Total				$(17)

Total El Paso Corporation Debt				$12,688

Notes:
*	Amortizing Debt